UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2012

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On January 13, 2012, Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P., announced that Michael Grossman was leaving his position as executive vice president of the General Partner effective immediately, and has agreed to stay on through January 31, 2012 to assist in the transition of his responsibilities.  In connection with Mr. Grossman’s departure, he entered into an Agreement and Release with the General Partner dated as of January 12, 2012 (the “Agreement”).  The Agreement provides for the severance benefits payable to Mr. Grossman pursuant to his employment agreement, including an aggregate cash payment of approximately $1.1 million and accelerated vesting of 8,385 unvested shares of restricted common stock.  A copy of the Release is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

A copy of the General Partner’s press release announcing Mr. Grossman’s departure from the General Partner is filed herewith as Exhibit 99.1.

A copy of the General Partner’s press release is filed herewith as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On January 13, 2012, Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P., announced that announced that Michael Grossman was leaving his position as executive vice president of the General Partner effective immediately, and has agreed to stay on through January 31, 2012 to assist in the transition of his responsibilities.  See Item 1.01 of this Current Report on Form 8-K which is incorporated herein by reference.

IItem 9.01                                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Agreement and Release by and between Michael Grossman and Mack-Cali Realty Corporation dated January 12, 2012.

99.1	Press Release of Mack-Cali Realty Corporation dated January 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: January 13, 2012	By:	/s/ Roger W. Thomas
Roger W. Thomas
Executive Vice President,
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: January 13, 2012	By:	/s/ Roger W. Thomas
Roger W. Thomas
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Release by and between Michael Grossman and Mack-Cali Realty Corporation dated January 12, 2012.

99.1	Press Release of Mack-Cali Realty Corporation dated January 13, 2012.